Q3 2022 Update November 14, 2022 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “will likely result” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements, including statements regarding the trajectory and growth of Quanergy's business, Quanergy's customer pipeline, expectations regarding bookings and revenues and the benefit of market fit, repeatability and scale, Quanergy's project with Fabrinet and the expansion of its partner ecosystem and all information included in the section titled “Outlook for 2022”. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside Quanergy's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: changes in domestic and foreign business, market, financial, political and legal conditions; the overall level of consumer demand for Quanergy's products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Quanergy's customers; Quanergy's ability to implement its business strategy; changes in governmental regulation, Quanergy's exposure to litigation claims and other loss contingencies; disruptions and other impacts to Quanergy's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Quanergy's suppliers and the impact of supply chain constraints, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Quanergy and its suppliers and customers; Quanergy's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Quanergy's information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; Quanergy's ability to utilize potential net operating loss carryforwards; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks; and other risks and uncertainties indicated in Quanergy's filings with the U.S. Securities and Exchange Commission (“SEC”), including under the “Risk Factors” heading of Quanergy's quarterly report on Form 10-Q for the quarters ended September 30, 2022, as filed with the SEC on November 14, 2022. In addition, forward-looking statements reflect Quanergy's expectations, plans or forecasts of future events and views only as of the date of this press release. Quanergy anticipates that subsequent events and developments will cause its assessments to change. However, while Quanergy may elect to update these forward-looking statements at some point in the future, Quanergy specifically disclaims any obligation to do so, except as required by law. Non-GAAP Financial Measures In addition to its results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), Quanergy believes the non-GAAP measures of non-GAAP adjusted gross profit, adjusted EBITDA and free cash flow are useful in evaluating its operating performance. Quanergy calculates non-GAAP adjusted gross profit as gross profit adding back stock-based compensation expense included in cost of goods sold. Quanergy calculates non-GAAP adjusted EBITDA as net loss adding back stock-based compensation expense, depreciation and amortization, interest expense and income, change in fair value of derivative liability, gain on forgiveness of PPP loan, other comprehensive income (net), and income tax provision (benefit). Quanergy believes that non-GAAP adjusted gross profit and non-GAAP adjusted EBITDA may be helpful to investors because they provide consistency and comparability with past financial performance and may be helpful in comparing with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Free cash flow is a non-GAAP financial measure. Management believes, however, that free cash flow is an important financial measure for use in evaluating the Company’s financial performance, as it measures the Company’s ability to generate additional cash from its business operations. Quanergy defines free cash flow as cash flow from operations less capital expenditures. Free cash flow should be considered in addition to, rather than as a substitute for, net loss as a measure of performance or net cash provided by operating activities as a measure of liquidity. Therefore, Quanergy believes it is important to view free cash flow as supplemental to the entire statement of cash flows. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures are included at the end of this presentation. Trademarks and Trade Names Quanergy is a registered trademark of Quanergy Systems, Inc. All other trademarks and trade names contained herein may be those of their respective owners.

Q3 2022 Recap Delivering POSITIVE Growth Metrics Q3 2022 revenue of $2.3 million; near upper end of $1.75 – $2.50 million guidance 104% y/y revenue growth in Q3 2022 154% y/y growth in last 12 month bookings (1) Entered Q4 2022 with a healthy level of bookings to be fulfilled in future quarters Improving Supply Chain Execution Continued ramping with new contract manufacturer – Fabrinet 42% of Q3 2022 production performed by Fabrinet, up from 24% in Q2 2022 Units shipped during Q3 2022 were the highest in seven quarters Progress with Capital Raising Activities Priced an upsized $16.7 million underwritten public offering on October 30th Received net proceed of $15.4 million at closing on November 2nd Received $1.7 million from the GEM share subscription facility on October 3rd Streamlining the Cost Structure Implemented a restructuring plan on October 3rd Total actions have taken headcount down to 126 Additional actions to be implemented in Q4 2022 Bookings are defined as non-cancellable orders expected to be delivered within 12 months of purchase order receipt.

Quanergy Leadership in Automating Critical Infrastructure Security Nearly 100 sites deployed/planned, globally Datacenters Energy sub-stations Government buildings, military bases Police stations, prisons Warehouses Airports, ports, train and metro stations Delivering Powerful outcomes 95% false alarms reduction Longest classification range Lower total cost of ownership (“TCO”) vs. camera-only systems Q3 wins Expansion of solution at a top 3 datacenter provider Power utility in New Mexico Police stations in Northern Europe Major power dam in Africa Light rail tunnels at a major transportation authority in California Tailgating detection at a major Canadian Airport

Selected Customer Highlights

SMART SECURITY



TOP 3 CLOUD SERVICES PROVIDER

OBJECTIVE
- Enhance security across global datacenters
- Reduce false alarm rates and guard personnel costs

ESTIMATED MAGNITUDE OF OPPORTUNITY
- Perimeter Intrusion Detection: $60M+ over three years

STATUS AND TIMING
- Received order for first nine sites
- Negotiation for global roll out to begin in Q4 ‘22

QUANERGY ADVANTAGE
- Only solution of 10+ evaluated to pass a rigorous 18-month test
- Highly accurate solution; significantly reduced false alarm rates

SMART SPACES



TOP DIGITAL MEDIA COMPANY

OBJECTIVE
- Optimize office spaces and shared facilities utilization
- Improve in-store experiences, conversion rates

ESTIMATED MAGNITUDE OF OPPORTUNITY
- Office Space Utilization: $30M+ over two years

STATUS AND TIMING
- Received initial orders for office, store locations
- Expect broader contract to potentially be executed in Q4 ‘22

QUANERGY ADVANTAGE
- 95%+ accuracy of object detection
- Zero PII (“Personal Identifiable Information”) captured
- TCO advantage vs. camera-only systems

INDUSTRIAL AUTOMATION



LEADING ROBOTS OEMS

OBJECTIVE
- Increase material handling process efficiency

ESTIMATED MAGNITUDE OF OPPORTUNITY
- $100M+ over three years

STATUS AND TIMING
- Unseated incumbent vendors in 10+ accounts in last 12 months
- Advanced engagement with several volume OEMs

QUANERGY ADVANTAGE
- 3D vision and performance at 2D prices
- Higher data rate, higher resolution, longer range, outdoor operations

QUANERGY 5

Innovation in 3D Perception Software and Industrial Automation NEXT-GENERATION industrial sensors Designed to allow mobile robots to see much smaller objects, move faster and work both indoors and outdoors Accelerate deployment of lower cost, smarter autonomous mobile robots Leverages edge computing to enhance automation Commercial introductions expected through 1H ‘23 Release of QORTEX 2.3 Enhanced tracking with greatly reduced false alarm rates Motion-based noise reduction mechanism Continuous tracking of objects that travel behind walls Detects when a sensor has been masked by an intruder Distinguished vehicles from humans when counting objects Upgrade to Q-View sensor performance management tool

Bookings Growth of 150%+ Year-over-Year Last 12 month bookings ended 9/30/22 of $10.8 million, up 154% year-over-year Last 12 month bookings growth accelerated over the 132% rate generated for full year 2021 Strength driven primarily by customers in the security, smart spaces and industrial markets BOOKINGS ($ in 000s) +132% Growth +154% Growth Note: Bookings are defined as non-cancellable orders with a delivery schedule of less than 12 months. Bookings metrics are provided in 12 month periods to smooth quarterly volatility.

Revenue Growth of 100%+ Year-over-Year Q3 2022 revenue of $2.3 million, near the upper end of guidance of $1.75 – $2.50 million Year-over-year growth of 104% in Q3 2022 and 101% for the first nine months of 2022 Geographic strength from the Americas, with 76% revenue contribution in Q3 2022 REVENUE ($ in 000s) +104% Growth +101% Growth

Non-GAAP Adjusted Gross Profit Trends GAAP gross loss of ($167k) in Q3 2022 compared to GAAP gross profit of $149k in Q3 2021 Non-GAAP adjusted gross profit of $12k in Q3 2022 compared to non-GAAP adjusted gross profit of $165k in Q3 2021 Quanergy has generated positive non-GAAP adjusted gross profit in 8 of the last 11 quarters Non-GAAP adjusted gross profit in Q3 2022 was negatively impacted by $697k of purchasing surcharges expensed in the quarter Quanergy continues to see improvements in the availability and pricing of components Note: See appendix for a reconciliation of non-GAAP figures. NON-GAAP ADJUSTED GROSS PROFIT ($ in 000s)

Adjusted EBITDA, Opex and Liquidity Trends ADJUSTED EBITDA ($ in 000s) GAAP net loss of ($17.7) million in Q3 2022 compared to GAAP net loss of ($19.0) million in Q3 2021 Q3 2022 adjusted EBITDA of ($12.3) million versus ($6.1) million in Q3 2021 Q3 2022 GAAP operating expenses of $17.1 million versus $9.8 million in Q3 /2021 Q3 2022 non-GAAP operating expenses of $12.6 million versus $6.5 million in Q3 2021 reflecting investments to support growth and public company costs Ended Q3 2022 with cash, cash equivalents and restricted cash of $7.1 million On October 3rd, received $1.7 million in cash under the GEM share subscription facility On November 2nd, received $15.4 million in net proceeds from an underwritten public offering Note: See appendix for a reconciliation of non-GAAP figures. NON-GAAP OPERATING EXPENSES ($ in 000s)

Actions Taken to Optimize Cost Structure Quanergy’s Q3 2022 burn rate of $11.6 million is less than half the quarterly burn rate of the LiDAR peer group, which averages $26.0 million Quanergy’s ratio of quarterly burn rate to revenue has decreased during 2022, driven by revenue growth that has exceeded expense growth On October 3, 2022, Quanergy announced a restructuring plan to further reduce operating expenses; management plans for further actions to be implemented in Q4 2022 Quanergy expects further decreases in the burn rate / revenue metric as revenues scale over a more streamlined cost structure QUARTERLY BURN RATE / REVENUE RATIO Note: Burn rate is defined as cash flow used in operations less capex. Quanergy’s Q1 2022 burn rate excludes $9.3 million of cash interest that was classified in cash flow from operations. The LiDAR peer group includes: Aeva, AEye, Cepton, Innoviz, Luminar, MicroVision, Ouster and Velodyne. Velodyne’s revenue excludes contra-revenue charges.

Financial Outlook Reiterates 2022 bookings guidance of $14.0 - $18.0 million, representing 121% year-over-year growth at the midpoint The timing and number of large deals will be a key driver of the 2022 bookings results Reiterates full year 2022 revenue guidance of $7.0 - $9.0 million, representing 104% year-over-year growth at the midpoint Quanergy plans to implement additional measures to reduce its cash burn rate to be executed prior to year-end

APPENDIX

GAAP to Non-GAAP Reconciliations

($ in 000s)

	2020	2021	Q3 2021	Q3 2022		9M 2021	9M 2022	
NON-GAAP ADJUSTED GROSS PROFIT								
Gross profit (loss)	$429	($11)	$149	($167)	(1)	$180	($1,917)	(1)
Stock-based compensation expense	100	193	16	179		57	1,016	
Non-GAAP adjusted gross profit	**$529**	**$182**	**$165**	**$12**	(1)	**$237**	**($901)**	(1)
ADJUSTED EBITDA								
Net loss	($35,835)	($63,544)	($18,999)	($17,652)		($54,180)	($148,008)	
Stock-based compensation expense	5,443	11,972	3,348	4,708		10,654	61,520	
Depreciation and amortization	1,192	948	230	225		720	697	
Interest expense	6,380	21,489	5,912	25		14,876	40,096	
Interest income	(34)	(5)	(1)	(59)		(4)	(76)	
Change in fair value of derivative liability	(1,402)	3,628	3,417	438		10,916	10,420	
Gain on forgiveness of PPP loan	--	(2,515)	--	--		(2,515)	--	
Other comprehensive income, net	(12)	--	--	--		--	--	
Income tax provision (benefit)	7	26	5	--		15	6	
Adjusted EBITDA	**($24,261)**	**($28,001)**	**($6,088)**	**($12,315)**		**($19,518)**	**($35,345)**	
FREE CASH FLOW								
Net cash used in operating activities	($21,815)	($30,124)	($7,582)	($11,622)		($22,048)	($44,951)	(2)
Less: Purchase of property and equipment	--	(47)	(13)	(23)		(18)	(454)	
Free cash flow	**($21,815)**	**($30,171)**	**($7,595)**	**($11,645)**		**($22,066)**	**($45,405)**	(2)

(1) GAAP and non-GAAP adjusted gross profit for Q3 2022 and 9M 2022 includes purchasing surcharges of $697k and $1.1 million, respectively, expensed during the quarter.
(2) 9M 2022 net cash used in operating activities and free cash flow includes $9.3 million of accrued interest paid off on the 2022 Notes during Q1 2022.

QUANERGY 14

GAAP to Non-GAAP Reconciliations (cont.) 2020 2021 Q3 2021 Q3 2022 9M 2021 9M 2022 R&D Expense GAAP R&D expense $15,373 $17,011 $3,953 $6,504 $12,050 $25,769 Stock-based compensation expense (2,225) (1,717) (415) (1,321) (1,311) (10,462) Non-GAAP R&D expense $13,148 $15,294 $3,538 $5,183 $10,739 $15,307 S&M EXPENSE GAAP S&M expense $6,486 $8,286 $1,913 $3,738 $5,881 $15,026 Stock-based compensation expense (1,294) (858) (211) (1,012) (653) (6,854) Non-GAAP S&M expense $5,192 $7,428 $1,702 $2,726 $5,228 $8,172 G&A EXPENSE GAAP G&A expense $9,472 $15,653 $3,950 $6,839 $13,142 $54,850 Stock-based compensation expense (1,824) (9,204) (2,706) (2,196) (8,633) (43,188) Non-GAAP G&A expense $7,648 $6,449 $1,244 $4,643 $4,509 $11,662 TOTAL OPERATING EXPENSES GAAP operating expenses $31,331 $40,950 $9,816 $17,081 $31,073 $95,645 Stock-based compensation expense (5,343) (11,779) (3,332) (4,529) (10,597) (60,504) Non-GAAP operating expense $25,988 $29,171 $6,484 $12,552 $20,476 $35,141 ($ in 000s)